                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                              VISTA GOLD CORP.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                               NOT APPLICABLE
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                VISTA GOLD CORP.

                               NOTICE OF MEETING
                                      AND
                             MANAGEMENT INFORMATION
                               AND PROXY CIRCULAR

                                    for the
                             Annual General Meeting
                                 to be held on

                              Friday, May 2, 2003

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about March 28, 2003.

                                  [LETTERHEAD]

March 25, 2003

Dear Shareholder:

It is my pleasure to invite you to attend the annual general meeting of shareholders to be held on Friday, May 2, 2003 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and forms of proxy, together with and a reply card for use by shareholders who wish to receive the Corporation's interim financial statements are enclosed. These documents contain important information and I would encourage you to read them carefully.

                                          Yours truly,

                                          [/S/ RONALD J. MCGREGOR]

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                VISTA GOLD CORP.
                               NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2003 annual general meeting (the "MEETING") of the shareholders of Vista Gold Corp. (the "CORPORATION") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Friday, May 2, 2003 at 10:00 a.m., Vancouver time, for the following purposes:

    1. to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2002;

    2.  to elect directors to hold office until the next annual general meeting;

    3. to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the directors;

    4. to consider and approve an ordinary resolution authorizing the Corporation to amend the terms of the Corporation's Stock Option Plan to increase the maximum number of common shares in the capital of the Corporation for which options may be granted under such plan by 775,000 common shares, from 225,000 common shares, to 1,000,000 common shares; and

    5. to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

If you are a REGISTERED SHAREHOLDER of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, before 10:00 a.m., Toronto time, on Wednesday, April 30, 2003, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

If you are a NON-REGISTERED SHAREHOLDER of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about March 28, 2003.

DATED at Littleton, Colorado, this 25th day of March, 2003.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [/S/ RONALD J. MCGREGOR]

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                               TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

NOTICE OF MEETING

MANAGEMENT INFORMATION AND PROXY CIRCULAR
  Particulars of Matters to be Acted Upon...................         1
    Election of Directors...................................         1
    Appointment of Auditors.................................         3
    Amendment to Stock Option Plan..........................         4
  Information About Proxies.................................         6
    Solicitation of Proxies.................................         6
    Appointment of Proxyholder..............................         6
    Revocation of Proxy.....................................         6
    Voting of Proxies.......................................         6
    Exercise of Discretion by Proxyholders..................         7
  Securities Entitled to Vote...............................         7
  Ownership of the Corporation's Common Shares..............         7
    Ownership by Management.................................         7
    Ownership by Principal Shareholders.....................         8
  Quorum and Percentage of Votes Necessary to Pass
    Resolutions.............................................         9
  Corporate Governance......................................        10
    Committees of the Board of Directors and Meetings.......        10
    Audit Committee Report..................................        11
  Executive Compensation....................................        11
    Summary Compensation Table..............................        11
    Long-Term Incentive Plan................................        12
    Stock Options...........................................        12
    Pension and Retirement Savings Plans....................        14
    Termination of Employment, Change in Responsibilities
     and Employment Contracts...............................        14
    Report of the Compensation Committee....................        15
    Performance Graph.......................................        16
    Compensation of Directors and Officers..................        16
  Indebtedness of Directors and Senior Officers.............        17
  Director and Officer Liability Insurance..................        17
  Interest of Management and Others in Material
    Transactions............................................        17
  Management Contracts......................................        18
  Interest of Certain Persons in Matters to be Acted Upon...        18
  Shareholder Proposals.....................................        18
  Other Matters.............................................        18
  Dissenters' Rights of Appraisal...........................        18
  Section 16(a) Beneficial Ownership Reporting Compliance...        18
  Availability of Documents.................................        19
  Multiple Shareholders Sharing the Same Address............        19
  Board of Director Approval................................        20
Schedule "A"--Resolution to Approve Amendment to Stock
  Option Plan...............................................       A-1
Schedule "B"--Stock Option Plan.............................       B-1
Schedule "C"--Alignment with TSX Corporate Governance
  Guidelines................................................       C-1
Schedule "D"--Audit Committee Charter.......................       D-1

                   MANAGEMENT INFORMATION AND PROXY CIRCULAR

THIS MANAGEMENT INFORMATION AND PROXY CIRCULAR ("INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF VISTA GOLD CORP. (THE "CORPORATION") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE CORPORATION ("SHAREHOLDERS") TO BE HELD AT THE OFFICES OF BORDEN LADNER GERVAIS LLP, SUITE 1200, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA ON FRIDAY, MAY 2, 2003 AT 10:00 A.M., VANCOUVER TIME, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about March 28, 2003. Unless otherwise stated, the information contained in this Information Circular is given as at March 25, 2003.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, U.S.A., 80127 and its telephone number is
(720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Vancouver Sun on March 11, 2003, in The Whitehorse Star on March 12, 2003 and in The Toronto Star on March 13, 2003.

INFORMATION REGARDING THE PROXIES SOLICITED BY MANAGEMENT IN CONNECTION WITH THE MEETING IS SET OUT BELOW UNDER "INFORMATION ABOUT PROXIES".

PARTICULARS OF MATTERS TO BE ACTED UPON

ELECTION OF DIRECTORS

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following five persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE ENCLOSED FORM OF PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW.

Information concerning the five nominees, as furnished by them individually, is set forth below.

                                                                                         NUMBER OF
                                          PRINCIPAL OCCUPATION,                           SHARES
NAME, RESIDENCE, POSITION AND AGE       BUSINESS OR EMPLOYMENT(1)       DIRECTOR SINCE    HELD(2)
---------------------------------    --------------------------------   --------------   ---------
JOHN M. CLARK(3)(4)(5)............   Chartered Accountant; President    May 18, 2001       10,000(6)
Toronto, Ontario                     of Investment and Technical
DIRECTOR                             Management Corp., a firm engaged
Age--47                              in corporate finance and
                                     merchant banking, from
                                     February 1999 to present;
                                     Independent consultant providing
                                     investment and management
                                     advisory services from
                                     February 1998 to January 1999;
                                     Executive Chairman of Laurasia
                                     Resources Limited, an oil and
                                     gas company, from 1988 to
                                     February 1998.

                                                                                         NUMBER OF
                                          PRINCIPAL OCCUPATION,                           SHARES
NAME, RESIDENCE, POSITION AND AGE       BUSINESS OR EMPLOYMENT(1)       DIRECTOR SINCE    HELD(2)
---------------------------------    --------------------------------   --------------   ---------
RONALD J. MCGREGOR................   President and Chief Executive      May 19, 1999       48,500(7)
Littleton, Colorado                  Officer of the Corporation from
DIRECTOR                             September 2000 to present; Vice
Age--55                              President, Development and
                                     Operations of the Corporation
                                     from July 1996 to
                                     September 2000.

C. THOMAS OGRYZLO(3)(4)(5)........   Businessman; Executive Vice        March 8, 1996      10,000(6)
Toronto, Ontario                     President and Chief Operating
DIRECTOR                             Officer of Polaris Energy Corp.,
Age--63                              a Panamanian power company, from
                                     June 2001 to present; President
                                     and Chief Executive Officer of
                                     Canatec Development Corporation,
                                     a resource management company,
                                     from January 2000 to present;
                                     President and Chief Executive
                                     Officer of Black Hawk
                                     Mining Inc. and its subsidiary
                                     Triton Mining Corporation, both
                                     gold mining companies, from
                                     July 1997 to January 2000; prior
                                     thereto, Chairman of Kilborn
                                     SNC-Lavalin Inc., an engineering
                                     contractor.

MICHAEL B. RICHINGS...............   Mining engineer; formerly,         May 1, 1995        20,000(8)
Littleton, Colorado                  President and Chief Executive
DIRECTOR                             Officer of the Corporation from
Age--58                              June 1995 to September 2000.

ROBERT A. QUARTERMAIN(3)(4)(5)....   Geologist; President and Chief     April 26, 2002    199,930(9)
Vancouver, British Columbia          Executive Officer of Silver
DIRECTOR                             Standard Resources Inc., a
Age--48                              silver resource company, from
                                     January 1985 to present.

------------------------------

(1)  Includes occupations for the five preceding years.

(2) In accordance with Rule 13d-3(d)(1) under the United States SECURITIES EXCHANGE ACT OF 1934, as amended, the applicable ownership total for each person is based on 12,566,725 common shares in the capital of the Corporation (the "COMMON SHARES") outstanding as of March 25, 2003, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. Ownership totals exclude Common Shares which may be acquired upon exercise of options granted by the Board of Directors, subject to shareholder approval to be sought at this Meeting, as follows: John M. Clark--40,000; Ronald J. McGregor--190,000; C. Thomas Ogryzlo--40,000; Michael B. Richings--80,000; and Robert A. Quartermain--40,000.

(3)  Member of Compensation Committee.

(4)  Member of Audit Committee.

(5)  Member of Corporate Governance Committee.

(6) Includes 10,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7) Includes 47,500 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8) Includes 20,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9) Includes 97,465 Common Shares which may be acquired upon the exercise of immediately exercisable warrants and 10,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual appointees as of March 25, 2003.

There are no family relationships among any of the above directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States SECURITIES EXCHANGE ACT OF 1934 (the "EXCHANGE ACT") (or which otherwise are required to file periodic reports under the Exchange Act) except for Robert Quartermain, who is a director of Silver Standard Resources Inc., Repadre Capital Corp. and Western Copper Holdings Ltd.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Quartermain was appointed to the Board of Directors as a nominee of Global Resource Investments Ltd. ("GLOBAL") in connection with the private placement transaction that was completed in February and March, 2002. See "Interest of Management and Others in Material Transactions". The Corporation understands that all of the outstanding shares of Global are beneficially owned by Mr. A. Richards Rule, and that Mr. Rule beneficially owns approximately 16.9% of the Common Shares of the Corporation and also beneficially owns more than 10% of the issued and outstanding shares of Quest Investment Corporation ("QUEST"). As at March 25, 2003, Quest beneficially owned approximately 8.1% of the Common Shares of the Corporation. See "Ownership of the Corporation's Common Shares".

Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2002 is set out below under "Corporate Governance--Committees of the Board of Directors".

APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

FEES PAID TO AUDITORS AND THEIR INDEPENDENCE FROM THE CORPORATION

The aggregate fees billed by PricewaterhouseCoopers LLP for their audit of the Corporation's 2002 financial statements and for their review of the Corporation's financial statements included in the Corporation's quarterly reports on Form 10-QSB for 2002 were approximately U.S.$37,000. During 2002, PricewaterhouseCoopers LLP did not bill the Corporation for any fees related to financial information systems design and implementation services rendered in fiscal 2002. During 2002, the aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered in fiscal 2002 were approximately U.S.$17,000.

In reviewing the independence of PricewaterhouseCoopers LLP, the Audit Committee of the Board of Directors considered whether the provision of the services described above, other than the services related to the audit of the Corporation's annual financial statements and review of financial statements included in the Corporation's quarterly reports, is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

AMENDMENT TO STOCK OPTION PLAN

At the Meeting, the shareholders will be asked to consider and, if thought appropriate, approve by way of an ordinary resolution an amendment to the terms of the Corporation's Stock Option Plan adopted on November 1, 1996 and amended as approved by the shareholders on May 10, 1999 (the "CURRENT PLAN"), to increase the maximum number of Common Shares that may be reserved for issuance upon the exercise of stock options issued to directors, officers and employees of the Corporation and its subsidiaries, and persons or companies engaged to provide ongoing consulting or other services for the Corporation or any of its subsidiaries. As at March 25, 2003, the Corporation had two executive officers (one of whom is a director), four non-employee directors, six employees and two consultants, all of whom were eligible to receive awards under the Current Plan. Additional information about the Current Plan is set out below under "Executive Compensation--Stock Options".

The Current Plan provides that the maximum number of Common Shares which may be issued under the Current Plan shall be 225,000 Common Shares (after giving effect to a one for 20 share consolidation of the Corporation's Common Shares made effective on June 19, 2002). The proposed amendment to the Current Plan would increase the maximum number of Common Shares which may be issued under the Current Plan to 1,000,000 Common Shares. This maximum number of Common Shares is subject to an adjustment mechanism to alter, as appropriate, the option price or number of shares issuable under the Current Plan upon a share reorganization, corporate reorganization or other such event not in the ordinary course of business which alters the share price or number of Common Shares outstanding.

Other than the options granted as described herein, subject to shareholder approval of the proposed amendment to the Current Plan, granting of options is discretionary and the Corporation cannot now determine the number of options that will be granted in the future to any particular person or group. As at March 25, 2003, the Board of Directors has granted options to purchase a total of 452,500 Common Shares, which is over and above the current 225,000 limit permitted under the Current Plan, as follows: John M. Clark (Director)--40,000; Ronald J. McGregor (Director, President and Chief Executive Officer)--190,000;
C. Thomas Ogryzlo (Director)--40,000; Michael B. Richings (Director)--80,000; Robert A. Quartermain (Director)--40,000; and John F. Engele (Vice President, Finance and Chief Financial Officer)--62,500. The exercise of these options is subject to the shareholders of the Corporation approving the proposed amendment to the Current Plan. On March 25, 2003, the closing price of a Common Share, as reported on the Toronto Stock Exchange (the "TSX"), was Cdn.$4.65 per share, and as reported on the American Stock Exchange, was U.S.$3.21 per share.

The Board believes that the amendment of the Current Plan is necessary and in the best interests of shareholders in order for the Corporation and its subsidiaries to continue to attract and retain capable and experienced directors, officers and employees, as well as to provide incentives to other key service providers. In order to attract personnel who are capable and experienced and to align their compensation with the interests of the shareholders, the Corporation needs to be in a position to offer options to acquire Common Shares in excess of the 225,000 Common Share maximum under the Current Plan.

Shareholder approval of the proposed amendment to the Current Plan is required pursuant to the terms of the Current Plan and the rules and policies of the TSX. The rules and policies of the TSX further require that the amendment to the Current Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom options under the Current Plan may be issued and their associates. As at March 25, 2003, the Corporation understands that a total of

93,465 votes will not be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Current Plan.

The Corporation does not provide financial assistance to facilitate the purchase of Common Shares to directors, officers or employees of the Corporation or its subsidiaries, or persons or companies engaged to provide ongoing consulting or other services for the Corporation or any of its subsidiaries, who hold options granted under the Current Plan.

The text of the ordinary resolution to amend the Current Plan is annexed as Resolution No. 1 of SCHEDULE "A" to this Information Circular. The text of the Corporation's amended Stock Option Plan is set forth in SCHEDULE "B" to this Information Circular.

U.S. TAX INFORMATION

Under U.S. tax law, a participant will not recognize taxable income upon the grant of a non-statutory stock option (i.e., an option that does not qualify as an "incentive stock option" under Section 422 of the U.S. Internal Revenue
Code). Upon exercise of a non-statutory stock option, a participant generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common shares acquired through the exercise of the option ("OPTION SHARES") on the exercise date over the exercise price.

With respect to any Option Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Option Shares, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Shares and the participant's tax basis in the Option Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the Option Shares for more than one year prior to the date of the sale.

As to the Corporation, the grant of a stock option generally will have no United States income tax consequences, but the Corporation will be entitled to a business-expense deduction in the United States with respect to any ordinary compensation income recognized by a participant as a result of the exercise of a non-statutory stock option.

CANADIAN TAX INFORMATION

Under Canadian income tax law, a Canadian resident employee who receives options under the Stock Option Plan will not recognize a taxable benefit (the "BENEFIT") upon the grant of the option. Under section 7 of the Canadian INCOME TAX ACT, the Benefit is recognized and, unless an election is filed by the employee under subsection 7(10) of the Canadian INCOME TAX ACT, will be included in the employee's employment income, when the option is exercised. The amount of the Benefit will be the excess of the fair market value of the Option Shares on the exercise date over the exercise price. In computing the employee's taxable income for Canadian tax purposes, an offsetting deduction of one-half of the Benefit is available as against the employee's total income if certain requirements are satisfied.

An employee who makes a "qualifying acquisition" as defined in subsection 7(9) of the Canadian INCOME TAX ACT may file an election before January 16 of the year following the year in which the option is exercised to defer the recognition of a taxable benefit arising from the exercise of stock options until the Option Shares are disposed of by the employee, the employee dies, or the employee becomes non-resident for Canadian income tax law purposes. The deferral is subject to an annual limit of $100,000, based on the year in which the option becomes exercisable and on the value of the Common Shares when the option was granted.

The employee's adjusted cost base of the Option Shares is equal to the exercise price plus the amount of the Benefit. Upon the disposition of the Option Shares, the employee will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the Option Shares and the employee's adjusted cost base.

As for the Corporation, there are no Canadian income tax consequences with respect to the grant of the stock options. The Corporation will not be entitled to a deduction in Canada with respect to the exercise of stock options even though the employee is deemed to receive a taxable benefit from employment.

INFORMATION ABOUT PROXIES

SOLICITATION OF PROXIES

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. THE CORPORATION MAY RETAIN OTHER PERSONS OR COMPANIES TO SOLICIT PROXIES ON BEHALF OF MANAGEMENT, IN WHICH EVENT THE CUSTOMARY FEES FOR SUCH SERVICES WILL BE PAID. THE COST OF THE SOLICITATION WILL BE BORNE BY THE CORPORATION.

APPOINTMENT OF PROXYHOLDER

THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY FOR THE MEETING ARE DIRECTORS OR OFFICERS OF THE CORPORATION AND ARE NOMINEES OF MANAGEMENT. A SHAREHOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED. IF A SHAREHOLDER APPOINTS ONE OF THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY AS A NOMINEE AND DOES NOT DIRECT THE SAID NOMINEE TO VOTE EITHER FOR OR AGAINST OR WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE COMMON SHARES REGISTERED IN THE NAME OF SUCH SHAREHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN FAVOUR OF SUCH MATTER OR MATTERS.

The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, before
10:00 a.m., Toronto time, on Wednesday, April 30, 2003, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

REVOCATION OF PROXY

A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

VOTING OF PROXIES

A shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. WHERE NO CHOICE IS SO SPECIFIED WITH RESPECT TO ANY RESOLUTION OR IN THE ABSENCE OF CERTAIN INSTRUCTIONS, THE COMMON SHARES REPRESENTED BY A

PROXY GIVEN TO MANAGEMENT WILL BE VOTED IN FAVOUR OF THE RESOLUTION. IF MORE THAN ONE DIRECTION IS MADE WITH RESPECT TO ANY RESOLUTION, SUCH COMMON SHARES WILL SIMILARLY BE VOTED IN FAVOUR OF THE RESOLUTION.

EXERCISE OF DISCRETION BY PROXYHOLDERS

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such matter.

SECURITIES ENTITLED TO VOTE

As of March 25, 2003, the authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 12,566,725 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxyholder.

The Board of Directors of the Corporation has fixed the close of business on March 26, 2003 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on March 26, 2003 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

    (a) such shareholder has transferred the ownership of any of his or her Common Shares after March 26, 2003; and

    (b) the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

OWNERSHIP OF THE CORPORATION'S COMMON SHARES

OWNERSHIP BY MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 25, 2003, by (i) each of the Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

                                                                  COMMON SHARES       PERCENTAGE
NAME AND ADDRESS(1)                                           BENEFICIALLY OWNED(2)    OF CLASS
-------------------                                           ---------------------   ----------
JOHN M. CLARK...............................................          10,000(3)             *
DIRECTOR

RONALD J. MCGREGOR..........................................          48,500(4)             *
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
DIRECTOR

                                                                  COMMON SHARES       PERCENTAGE
NAME AND ADDRESS(1)                                           BENEFICIALLY OWNED(2)    OF CLASS
-------------------                                           ---------------------   ----------
C. THOMAS OGRYZLO...........................................          10,000(3)             *
DIRECTOR

MICHAEL B. RICHINGS.........................................          20,000(5)             *
DIRECTOR

ROBERT A. QUARTERMAIN.......................................         199,930(6)          1.6%
DIRECTOR

JOHN F. ENGELE..............................................           8,750(7)             *
VICE PRESIDENT, FINANCE AND
CHIEF FINANCIAL OFFICER

All executive officers and directors as a group (6 persons)          297,180             2.4%

------------------------------

* Represents less than 1% of the outstanding Common Shares.

(1) The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2) In accordance with Rule 13d-3(d)(1) under the United States SECURITIES EXCHANGE ACT OF 1934, as amended, the applicable percentage of ownership for each person is based on 12,566,725 Common Shares outstanding as of March 25, 2003, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. Ownership totals exclude Common Shares which may be acquired upon exercise of options granted by the Board of Directors, subject to shareholder approval to be sought at this Meeting, as follows: John M. Clark--40,000; Ronald J. McGregor--190,000; C. Thomas Ogryzlo--40,000; Michael B. Richings--80,000; Robert A. Quartermain--40,000; and John F. Engele--62,500.

(3) Includes 10,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4) Includes 47,500 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5) Includes 20,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6) Includes 97,465 Common Shares which may be acquired upon the exercise of immediately exercisable warrants and 10,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.
    Mr. Quartermain was appointed as a director of the Corporation on April 26, 2002.

(7) Includes 8,750 Common Shares which may be acquired upon the exercise of immediately exercisable options.

OWNERSHIP BY PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 25, 2003, by each shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Shares.

                                                                  COMMON SHARES       PERCENTAGE
NAME AND ADDRESS                                              BENEFICIALLY OWNED(1)    OF CLASS
----------------                                              ---------------------   ----------
Vertical Ventures Investments, LLC(2).......................          765,956             6.0%
6th Floor, 650 6th Ave.
New York, New York, USA 10019

PanAmerica Capital Group, Inc.(3)...........................          870,160             6.8%
12th Floor, World Trade Center
Panama City, Panama

Quest Investment Corporation(4).............................        1,080,000             8.1%
300 - 570 Granville Street
Vancouver, British Columbia
Canada V6C 3P1

                                                                  COMMON SHARES       PERCENTAGE
NAME AND ADDRESS                                              BENEFICIALLY OWNED(1)    OF CLASS
----------------                                              ---------------------   ----------
Exploration Capital Partners 2000 Limited Partnership,......        2,328,634            16.9%
Resource Capital Investment Corporation, Rule Family
 Trust u/d/t 12/17/98 and Arthur Richards Rule(5)

------------------------------

(1) In accordance with Rule 13d-3(d)(1) under the United States SECURITIES EXCHANGE ACT OF 1934, as amended, the applicable percentage of ownership of each shareholder is based on 12,566,725 Common Shares outstanding as of March 25, 2003, plus any securities held by such shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2) Includes 382,978 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants.

(3) Includes 428,625 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants.

(4) Includes 1,000,000 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants. Quest Investment
    Corporation ("QUEST") is the successor to Stockscape.com Technologies Inc. pursuant to an amalgamation with three other companies effected in July 2002. Quest has outstanding two classes of equity securities, one having one vote per share and the other having five votes per share. A. Murray Sinclair, who was a director of the Corporation until October 24, 2002, is a director of Quest and holds approximately 4.6% of the votes attributable to the outstanding shares of Quest. A. Richards Rule, beneficial owner of all the shares of Global Resource Investments Ltd., beneficially owns shares carrying approximately 14% of the votes attributable to the outstanding shares of Quest.

(5) Exploration Capital Partners 2000 Limited Partnership ("EXPLORATION CAPITAL"), a Nevada limited partnership, is the direct owner of 930,007
    Common Shares and 1,122,807 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants. The corporate General Partner of Exploration Capital is Resource Capital Investment Corp. ("RESOURCE CAPITAL"), a Nevada corporation which is 90% owned by the Rule Family Trust u/d/t 12/17/98 (the "RULE TRUST"). A. Richards Rule is President and a Director of Resource Capital, and, with his wife, is co-trustee of the Rule Trust. Global Resource Investments Ltd. (defined above as "GLOBAL") is the direct owner of 275,820 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants. The corporate General Partner of Global is Rule Investments, Inc. ("RULE INVESTMENTS"). The Rule Trust owns 100% of Rule Investments. Accordingly, the Rule Trust and Mr. Rule are indirect beneficial owners of an aggregate of 930,007 Common Shares and 1,398,627 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants as directly owned by Exploration Capital and Global, as described herein. The address for each of Exploration Capital, Resource Capital, the Rule Trust, Mr. Rule, Global and Rule Investments is 7770 El Camino Real, Carlsbad, California 92009.

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

QUORUM AND PERCENTAGE OF VOTES NECESSARY TO PASS RESOLUTIONS

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolution authorizing the Corporation to amend the Current Plan must be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to this resolution. The rules and policies of the TSX further require that the amendment to the Current Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom options under the Current Plan may be issued and their associates. As at March 25, 2003, the Corporation understands that a total of 93,465 votes will not be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Current Plan. See "Particulars of Matters to be Acted Upon--Amendment to Stock Option Plan". Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of this matter, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of this matter and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on this matter.

CORPORATE GOVERNANCE

The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The TSX has established guidelines for effective corporate governance. The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds these guidelines. A detailed description of how the Corporation's system of corporate governance compares to the corporate governance guidelines established by the TSX is attached as SCHEDULE "C" to this Information Circular.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

During fiscal 2002, there were three standing committees of the Board of
Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee are unrelated directors.

The Audit Committee is chaired by John M. Clark. Its other members are
C. Thomas Ogryzlo, Robert A. Quartermain (as of April 26, 2002) and A. Murray Sinclair (from February 21, 2002 until October 24, 2002). Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the internal controls that management and the Board have established, and (iii) the audit, accounting and financial reporting processes generally. The Audit Committee met four times during the fiscal year ended December 31, 2002. Additional information about the Audit Committee is contained below under "Audit Committee Report".

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members are John M. Clark, Robert A. Quartermain (as of April 26, 2002) and
A. Murray Sinclair (from February 21, 2002 until October 24, 2002). The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies in light of the corporate governance guidelines published by the TSX and also to review proposed nominees for the Board. The Corporate Governance Committee met twice during the fiscal year ended December 31, 2002. Additional information about the Corporate Governance Committee is contained above under "Corporate Governance" and in SCHEDULE "C" to this Information Circular.

The Compensation Committee is chaired by John M. Clark. Its other members are
C. Thomas Ogryzlo, Robert A. Quartermain (as of April 26, 2002) and A. Murray Sinclair (from February 21, 2002 until October 24, 2002). The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Compensation Committee met twice during the fiscal year ended December 31, 2002. Additional information about the Compensation Committee is contained under the heading "Executive Compensation--Report of the Compensation Committee".

During the fiscal year ended December 31, 2002, the Board of Directors met
10 times. Each director attended at least 75% of the total number of each of the meetings of the Board of Directors and the meetings of the committees on which he served.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board of Directors in 2001 and is reviewed annually. Each of the members of the Audit Committee is independent, as defined by the American Stock Exchange listing standards. A copy of the Audit Committee charter is attached hereto as SCHEDULE "D".

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that Corporation's financial statements be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2002.

First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards. No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by Independence Standards Board Standard No. 1, concerning their independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2002, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2002. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements be included in its 2002 Annual Report on Form 10-K.

                                        Submitted on behalf of the Audit
                                        Committee

                                        JOHN M. CLARK (Chairman)
                                        C. THOMAS OGRYZLO
                                        ROBERT A. QUARTERMAIN

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below contains a summary of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, and the Corporation's most highly compensated executive officer (other than the President and Chief Executive Officer) who was serving as an executive officer at the end of the Corporation's most recently completed financial year and during such year received, in his capacity as officer of the Corporation and any of its subsidiaries, in excess of Cdn.$100,000 (collectively, the "NAMED EXECUTIVE OFFICERS"), for each of the Corporation's three most recently completed financial years ended December 31, 2002, 2001 and 2000. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                                                  ------------
                                                                                   NUMBER OF
                                                   ANNUAL COMPENSATION               COMMON
                                          -------------------------------------   SHARES UNDER
                                                                 OTHER ANNUAL       OPTIONS         ALL OTHER
                                           SALARY     BONUS     COMPENSATION(1)    GRANTED(2)    COMPENSATION(3)
NAME AND PRINCIPAL POSITION      YEAR     (U.S.$)    (U.S.$)        (U.S.$)           (#)            (U.S.$)
---------------------------    --------   --------   --------   ---------------   ------------   ---------------
RONALD J. MCGREGOR...........    2002     166,900      nil            nil            245,000          6,000
PRESIDENT AND CHIEF EXECUTIVE    2001     160,000      nil            nil             32,500          5,250
OFFICER                          2000     141,000      nil            nil             25,000          5,000

JOHN F. ENGELE...............    2002     106,900      nil            nil             70,000          4,184
VICE PRESIDENT, FINANCE AND      2001      69,950      nil            nil              8,750          2,869
CHIEF FINANCIAL OFFICER          2000          --       --             --                 --             --

------------------------

(1) Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2) All securities under option are for Common Shares of the Corporation. 2001 and 2000 grants have been restated to give effect to the one for 20 share consolidation made effective on June 19, 2002. The following option grants included in "Numbers of Common Shares Under Options Granted", are subject to shareholder approval: Ronald J. McGregor--180,000; and John F. Engele--52,500. No stock appreciation rights are outstanding.

(3) Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

LONG-TERM INCENTIVE PLAN

The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

STOCK OPTIONS

The Corporation has established a Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase Common Shares. Under the Stock Option Plan, no more than 5% of the issued and outstanding Common Shares may from time to time be reserved for issuance pursuant to the exercise of stock options granted to any one individual. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("OPTIONEES"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on the TSX on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

STOCK OPTION GRANTS

A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2002 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARS") are outstanding, and it is currently intended that none be issued. All currency figures under the heading "Stock Option Grants" are in Canadian dollars.

        OPTION GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

                                       % OF TOTAL                                                               POTENTIAL
                                        OPTIONS                                                            REALIZABLE VALUE AT
                            NUMBER     GRANTED TO                        MARKET VALUE OF                     ASSUMED ANNUAL
                              OF       EMPLOYEES                           SECURITIES                        RATES OF STOCK
                          SECURITIES       IN                              UNDERLYING                      PRICE APPRECIATION
                            UNDER      FINANCIAL      EXERCISE OR        OPTIONS ON THE                      FOR OPTION TERM
                          OPTION(1)       YEAR         BASE PRICE         DATE OF GRANT      EXPIRY DATE         5%/10%
NAME                         (#)          (%)       (CDN.$/SECURITY)   (CDN.$/SECURITY)(2)     (M/D/Y)           (CDN.$)
----                      ----------   ----------   ----------------   -------------------   -----------   -------------------
RONALD J. MCGREGOR......    212,500        33%            4.37                  4.37           07/08/07      257,000/567,000

JOHN F. ENGELE..........     61,250        10%            4.37                  4.37           07/08/07       74,000/163,000

------------------------------

(1) The following option grants included in "Number of Securities Under Option", are subject to shareholder approval: Ronald J. McGregor--180,000;
    and John F. Engele--52,500.

(2) The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on the TSX on the day preceding the date of grant.

The reported high and low trading prices of the Corporation's Common Shares on the TSX and the American Stock Exchange for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

                                               TORONTO STOCK EXCHANGE        AMERICAN STOCK EXCHANGE
                                              -------------------------      ------------------------
                                                 HIGH            LOW           HIGH            LOW
                                              ----------      ---------      ---------      ---------
June 9 to July 8, 2002......................  Cdn.$10.80      Cdn.$3.40      U.S.$7.00      U.S.$2.25

AGGREGATED OPTION EXERCISES AND VALUE OF UNEXERCISED OPTIONS

A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 2002 and the value at December 31, 2002 of unexercised in-the-money options held by the Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures under the heading "Aggregated Option Exercises and Value of Unexercised Options" are in Canadian dollars.

 AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR
                      AND FINANCIAL YEAR-END OPTION VALUES

                                                                                              VALUE OF
                                                                                             UNEXERCISED
                                                                       UNEXERCISED          IN-THE-MONEY
                                                                        OPTIONS AT           OPTIONS AT
                                          SECURITIES    AGGREGATE   FINANCIAL YEAR-END   FINANCIAL YEAR-END
                                           ACQUIRED       VALUE        EXERCISABLE/         EXERCISABLE/
                                          ON EXERCISE   REALIZED      UNEXERCISABLE      UNEXERCISABLE(1)(2)
NAME                                          (#)        (CDN.$)           (#)                 (CDN.$)
----                                      -----------   ---------   ------------------   -------------------
RONALD J. MCGREGOR......................       nil          nil       65,000/180,000       168,675/361,800

JOHN F. ENGELE..........................     8,750       42,900        8,750/ 52,500        17,587/105,525

------------------------------

(1) Based on the closing trading price of the Common Shares on the TSX on the last trading day of the financial year, being Cdn.$6.38.

(2) The following option grants included in "Value of Unexercised in-the-Money Options at Financial Year-End Exercisable/ Unexercisable", are subject to shareholder approval: Ronald J. McGregor--180,000; and John  F.
    Engele--52,500.

PENSION AND RETIREMENT SAVINGS PLANS

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code, which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

The Named Executive Officers of the Corporation, Ronald J. McGregor, the President and Chief Executive Officer, and John F. Engele, Vice President, Finance and Chief Financial Officer, have been engaged under employment contracts. Each of these contracts provides for base salary, annual discretionary incentive bonus, four weeks vacation time and various minor perquisites.

The contract between the Corporation and Mr. McGregor is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. McGregor may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months (or makes a lump sum payment equal to 12 months of his base salary), and by Mr. McGregor upon 30 days notice to the Corporation. In addition, in the event that Mr. McGregor suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. McGregor's employment, provided that it continues to pay his base salary and other employee benefits for a period of 12 months following notice of such termination.

The contract between the Corporation and Mr. Engele is for an unlimited term, provides for a performance bonus in accordance with the Corporation's incentive policy, may be terminated by the Corporation or the employee upon 30 days written notice, and provides for the severance benefits described below. Under the terms of this contract, the employment of Mr. Engele may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 6 months (or makes a lump sum payment equal to six months of his base salary), and by Mr. Engele upon 30 days notice to the Corporation. In addition, in the event that Mr. Engele suffers an injury or illness that renders him permanently incapable of substantially performing his duties under this contract, the Corporation may terminate Mr. Engele's employment, provided that it continues to pay his base salary and other employee benefits for a period of 6 months following notice of such termination.

The Corporation has arrangements with Mr. McGregor and Mr. Engele under which each is entitled to receive severance benefits based upon his monthly salary in the event of termination of his employment other than for cause. The aggregate compensation payable to Mr. McGregor and Mr. Engele under this arrangement is U.S.$220,350 and the amount payable to each Mr. McGregor and Mr. Engele is as follows:

                                                               COMPENSATION
NAME                                                              PAYABLE
----                                                          ---------------
RONALD J. MCGREGOR..........................................   U.S.$166,900
JOHN F. ENGELE..............................................   U.S.$ 53,450

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

REPORT OF THE COMPENSATION COMMITTEE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Corporation has a Compensation Committee comprised of the following directors: John M. Clark (Chairman), C. Thomas Ogryzlo, Robert A. Quartermain (as of April 26, 2002) and A. Murray Sinclair (from February 21, 2002 until October 24, 2002). None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

REPORT ON EXECUTIVE COMPENSATION

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters.

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2002, no incentive payments were paid to any executive officers or employees of the Corporation.

The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings, resource base, and share price increments.

The compensation of Ronald J. McGregor, the President and Chief Executive Officer of the Corporation, is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. McGregor, Mr. McGregor is entitled to receive a base salary, an annual discretionary incentive bonus, four weeks vacation time and various minor perquisites. In addition, Mr. McGregor is entitled to receive incentive stock options under the Stock Option Plan. During 2002, Mr. McGregor did not receive an incentive bonus. Further details regarding the compensation received by Mr. McGregor during 2002 are outlined above under "Executive Compensation--Summary Compensation Table".

                                        Submitted on behalf of the Compensation
                                        Committee

                                        JOHN M. CLARK (Chairman)
                                        C. THOMAS OGRYZLO
                                        ROBERT A. QUARTERMAIN

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Canadian Gold Index, assuming the reinvestment of dividends, for the last five financial years:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      VGZ TORONTO  S&P/TSX GOLD  S&P/TSX COMPOSITE
1997          100           100                100
1998           65            90                 93
1999           40            75                130
2000           25            68                140
2001           35            80                120
2002           95           115                100

COMPENSATION OF DIRECTORS AND OFFICERS

On December 30, 1997, the Board of Directors resolved to waive annual fees for directors of the Corporation effective January 1, 1998 until such time as the directors determine otherwise. During the financial year ended December 31, 2002, directors of the Corporation received a fee of Cdn.$1,000 per meeting of the Board of Directors. The Corporation also reimbursed directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2002 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries was U.S.$30,700, and
(ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000 was U.S.$283,984. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

None of the directors, nor any individual who was at any time during the most recently completed financial year a director, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

DIRECTOR AND OFFICER LIABILITY INSURANCE

The Corporation has purchased and maintains insurance in the amount of Cdn.$5 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such persons failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is Cdn.$65,000. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as described below, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, and to the best of the knowledge of the Corporation, no person that has direct or indirect beneficial ownership of more than 5% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past three years, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries.

In February 2003, the Corporation completed a private placement of special warrants for gross proceeds of U.S.$3,402,000 (the "SPECIAL WARRANT OFFERING"). The Corporation retained Global Resource Investments Ltd. (defined above as "GLOBAL") and paid Global a cash commission equal to U.S.$340,020 as consideration for Global's services as finder. In addition, the Corporation paid Global a total of Cdn.$21,621.88 representing the legal costs incurred by Global in connection with the Special Warrant Offering.

In November 2002, the Corporation entered into a non-binding letter of intent to grant to Silver Standard Resources Inc. ("SILVER STANDARD") an option to acquire the Corporation' s interest in the silver resources hosted in the Maverick Springs project in Nevada. As of the date of this Information Circular, a definitive agreement has not yet been finalized between the Corporation and Silver Standard. Robert A. Quartermain is a director of both Silver Standard and the Corporation.

In February and March 2002, the Corporation completed a private placement transaction for gross proceeds of approximately U.S.$3.8 million. Global acted as the Corporation's agent with respect to this transaction, and was issued a total of 296,296 Common Shares and warrants to acquire an additional
296,296 Common Shares (such numbers after giving effect to the consolidation of the Corporation's Common Shares made effective on June 19, 2002) as consideration for its services as agent. Shareholders approved this transaction, including the issuance of these Common Shares and warrants to Global, at the Corporation's annual and special general meeting held in April 2002.

The Corporation understands that all of the outstanding shares of Global are beneficially owned by Mr. A. Richards Rule, and that Mr. Rule beneficially owns approximately 16.9% of the Common Shares of the Corporation and also beneficially owns more than 10% of the issued and outstanding shares of Quest

Investment Corporation (defined above as "QUEST"). As at March 25, 2003, Quest beneficially owned approximately 8.1% of the Common Shares of the Corporation. See "Ownership of the Corporation's Common Shares".

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors or senior officers of the Corporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e)(3) of Regulation 14A to that Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be November 25, 2003.

OTHER MATTERS

Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

DISSENTERS' RIGHTS OF APPRAISAL

No action is proposed herein for which the laws of the Yukon Territory, the Articles of Continuation or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based on a review of the Corporation's records, management believes that all filing requirements applicable to the Corporation's officers, directors and holders of more than 10% of the Corporation's Common Shares were complied with during the 2002 fiscal year, except that: with respect to Mr. Quartermain, a Form 3 was filed late, a Form 4 was filed late concerning a sale of Common Shares, and a Form 4 was filed late concerning the automatic conversion of debentures upon effectiveness of a resale registration statement covering resale by selling security holders of the Corporation's Common Shares; with respect to Murray Sinclair (who was a director until October 24, 2002), a Form 4 was filed late concerning an indirect acquisition of convertible debentures, the same Form 4 included another late report of option exercise and sale of Common Shares, and a Form 4 was filed late concerning the automatic conversion of debentures upon effectiveness of the resale registration statement; with respect to Exploration Capital and Resource Capital, joint filers and holders of more than ten percent of the Corporation's Common Shares, a Form 4 was filed late concerning automatic conversion of debentures upon effectiveness of the resale registration statement; with respect to A.R. Rule and the Rule Trust, joint filers and holders of more than 10% of the Corporation's Common Shares, a Form 4 was filed late concerning the automatic conversion of debentures upon effectiveness of the resale registration statement; and with respect to Stockscape.com Technologies Inc., a predecessor of Quest, which until February 3, 2003 was a holder of more than 10% of the Corporation's Common Shares, a Form 3 was filed late concerning acquisition of more than 10% of the Corporation's Common Shares.

AVAILABILITY OF DOCUMENTS

THE CORPORATION WILL PROVIDE TO ANY PERSON OR CORPORATION, UPON REQUEST, ONE COPY OF ANY OF THE FOLLOWING DOCUMENTS:

    (a) THE CORPORATION'S LATEST FORM 10-K OR ANNUAL INFORMATION FORM, TOGETHER WITH ANY DOCUMENT, OR THE PERTINENT PAGES OF ANY DOCUMENT, INCORPORATED THEREIN BY REFERENCE;

    (b) THE COMPARATIVE FINANCIAL STATEMENTS OF THE CORPORATION FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED, TOGETHER WITH THE REPORT OF THE AUDITORS THEREON, AND ANY INTERIM FINANCIAL STATEMENTS OF THE CORPORATION SUBSEQUENT TO THE FINANCIAL STATEMENTS FOR THE CORPORATION'S MOST RECENTLY COMPLETED FINANCIAL YEAR; AND

    (c) THE INFORMATION CIRCULAR OF THE CORPORATION IN RESPECT OF THE MOST RECENT ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION WHICH INVOLVED THE ELECTION OF DIRECTORS.

COPIES OF THE ABOVE DOCUMENTS WILL BE PROVIDED, UPON REQUEST, BY THE SECRETARY OF THE CORPORATION AT 1200 WATERFRONT CENTRE, 200 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V7X 1T2, FREE OF CHARGE TO SHAREHOLDERS OF THE CORPORATION. THE CORPORATION MAY REQUIRE THE PAYMENT OF A REASONABLE CHARGE FROM ANY PERSON OR CORPORATION WHO IS NOT A SHAREHOLDER OF THE CORPORATION AND WHO REQUESTS A COPY OF ANY SUCH DOCUMENT.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the 2003 Annual General Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002, the shareholder may receive copies by contacting the Vice President Finance and Chief Financial Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

BOARD OF DIRECTOR APPROVAL

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 25th day of March, 2003.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          [/S/ RONALD J. MCGREGOR]

                                          (Signed) RONALD J. MCGREGOR
                                                President and
                                                Chief Executive Officer

                                  SCHEDULE "A"
              RESOLUTION TO APPROVE AMENDMENT TO STOCK OPTION PLAN

"BE IT RESOLVED, as an ordinary resolution, that:

1. the amendment of the Corporation's Stock Option Plan to increase the maximum number of common shares in the capital of the Corporation which may be issued upon the exercise of stock options by 775,000 common shares, from 225,000 common shares to 1,000,000 common shares, is hereby ratified, approved and confirmed; and

2. any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

                                  SCHEDULE "B"
                                VISTA GOLD CORP.
                               STOCK OPTION PLAN
              NOVEMBER 1996, AS AMENDED NOVEMBER 1998 AND MAY 2003

1.    PURPOSE OF THE PLAN

The purpose of the Stock Option Plan (the "Plan") is to assist Vista Gold Corp. (the "Corporation") in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares ("Shares") in the capital of the Corporation through options to purchase Shares ("Options").

2.    IMPLEMENTATION

The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively "Securities Laws").

3.    ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.    MAXIMUM NUMBER OF OPTIONED SHARES RESERVED UNDER THE PLAN

Subject to the applicable requirements of each stock exchange on which the Shares are listed, a maximum of 1,000,000 Shares will be reserved, set aside and made available for issue under and in accordance with the Plan and the maximum number of Shares that may be reserved for issuance to any individual under the Plan is that number of Shares that is equivalent to 5% of the Shares issued and outstanding from time to time. If Options granted to an individual under the Plan shall expire or terminate for any reason without having been exercised in respect of certain Shares, such Shares may be made available for purchase upon exercise of other Options to be granted under the Plan.

5.    ELIGIBILITY

Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may from time to time designate as participants (collectively the "Participants" and individually a "Participant") under the Plan. Subject to the provisions of the Plan, the total number of Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.    TERMS AND CONDITIONS

All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1    Option Agreement

All Options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2    Exercise Price

The price (the "Exercise Price") payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of a Share as recorded at the close of business on the Toronto Stock Exchange on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors, in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3    Length of Grant

Subject to paragraphs 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

6.4    Non-Assignability of Options

An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5    Exercise of Options

Each Participant, upon becoming entitled to exercise the Option in respect of any Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.

6.6    Exercise and Payment

Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Shares specified in the notice. Upon the exercise of an Option by a Participant the Corporation shall cause the transfer agent and registrar of Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate in the name of that Participant or the legal representative of that Participant, as the case may be, representing the number of Shares specified in the written notice.

6.7    Rights of Participants

The Participants shall have no rights whatsoever as shareholders in respect of any of the Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8    Third Party Offer

If at any time when an Option granted under the Plan remains unexercised with respect to any Shares, an offer to purchase all of the outstanding common shares in the capital of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.9    Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price therefor, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Shares available under the Plan as may be appropriate. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.10    Termination for Cause

Subject to paragraph 6.11 and section 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan. Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11    Termination Other Than for Cause

If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in paragraph 6.10 or as a result of the Participant's death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable. Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12    Deceased Participant

In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant's Options to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.    AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

The Board of Directors may from time to time, subject to any applicable Securities Laws and any required prior regulatory approval, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Options previously granted to a Participant under the Plan without the consent of that Participant.

8.    NO FURTHER RIGHTS

Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

                                   SCHEDULE A
                             STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the ________ day of __________________ , 20 ________ .

BETWEEN:

       VISTA GOLD CORP.
       7961 Shaffer Parkway, Suite 5
       Littleton, Colorado, U.S.A. 80127

       (hereinafter called the "Corporation")

AND:

       ____________________________________
       c/o Vista Gold Corp.
       7961 Shaffer Parkway, Suite 5
       Littleton, Colorado, U.S.A. 80127

       (hereinafter called the "Participant")

WITNESSES THAT WHEREAS:

A. The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the "Plan");

B. The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a "Participant" under the Plan by the Board of Directors of the Corporation.

NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.    INTERPRETATION

In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.    GRANT OF OPTION

The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the "Option") to purchase ______ Common Shares of the Corporation (the "Shares") at the price of $______ per Optioned Share at any time after the date or dates set forth below with respect to the number of Shares shown opposite such date or dates:

                      DATE                                         NO. OF SHARES VESTED
                      ----                                         --------------------

--------------------------------------                 ------------------------------------

--------------------------------------                 ------------------------------------

--------------------------------------                 ------------------------------------

--------------------------------------                 ------------------------------------

until the close of business on the ________ day of __________________ , ____ (the "Expiry Date") .

3.    EXERCISE OF OPTION

The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall expire and terminate and be of no further force or effect for those Shares in respect of which the Option hereby granted has not been exercised.

4.    NO REQUIREMENT TO PURCHASE

Nothing herein contained shall obligate the Participant to purchase and/or pay for any Shares except those Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.    SUBJECT TO PLAN

This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

------------------------------------------   ----------------------------------------------
Witness                                      Participant's Signature

                                             ----------------------------------------------
                                             Participant's Name
                                             (print or type)

                                             VISTA GOLD CORP.

                                             Per:
                                                        ------------------------------------------

                                             Per:
                                                        ------------------------------------------

                                  SCHEDULE "C"
               ALIGNMENT WITH TSX CORPORATE GOVERNANCE GUIDELINES

                               DOES THE
TSX CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 1.  Board should                Yes        Pursuant to the BUSINESS CORPORATIONS ACT of the Yukon
     explicitly assume                      Territory, the Board of Directors is required to
     responsibility for                     manage or supervise the management of the affairs and
     stewardship of the                     business of the Corporation. The Board of Directors
     corporation, and                       has adopted a written mandate, which defines its
     specifically for:                      stewardship responsibilities in light of this
                                            statutory obligation. The Directors' principal
                                            responsibilities are to supervise and evaluate
                                            management, to oversee the conduct of the business, to
                                            set policies appropriate for the business and to
                                            approve corporate strategies and goals. In carrying
                                            out these responsibilities, the Board of Directors is
                                            entitled to place reasonable reliance on management.
                                            The mandate and responsibilities of the Board of
                                            Directors are to be carried out in a manner consistent
                                            with the fundamental objective of protecting and
                                            enhancing the value of the Corporation and providing
                                            ongoing benefit to the shareholders.

     (a) adoption of a           Yes        The Board of Directors specifically assumes
         strategic planning                 responsibility for the adoption of a strategic
         process                            planning process.

     (b) identification of       Yes        The Board of Directors specifically assumes
         principal risks,                   responsibility for identification of principal risks,
         and implementing                   and implementing risk management systems.
         risk management
         systems

     (c) succession              Yes        The Board of Directors specifically assumes
         planning and                       responsibility for succession planning and monitoring
         monitoring senior                  senior management.
         management

     (d) communications          Yes        The Board of Directors specifically assumes
         policy                             responsibility for the Corporation's communications
                                            policy.

     (e) integrity of            Yes        The Board of Directors specifically assumes
         internal control                   responsibility for the integrity of internal control
         and management                     and management information systems.
         information
         systems

 2.  Majority of directors       Yes        The present Board of Directors consists of five
     should be "unrelated"                  directors, three of whom qualify as unrelated
     (independent of                        directors who are independent of management and free
     management and free                    from any interest or business relationship which
     from conflicting                       could, or could be perceived to, materially interfere
     interest)                              with their ability to act in the best interest of the
                                            Corporation.

                               DOES THE
TSX CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 3.  Disclosure for each         Yes        Ronald J. McGregor is a related director because of
     director whether he or                 his management position with the Corporation. Michael
     she is related, and                    B. Richings was President and Chief Executive Officer
     how that conclusion                    of the Corporation until September 8, 2000 and since
     was reached                            then has continued to provide services to management
                                            of the Corporation on an informal consulting basis.
                                            Accordingly, the Corporate Governance Committee of the
                                            Board of Directors has determined that Mr. Richings is
                                            a related director. The remaining three directors are
                                            all independent of management and have no interest,
                                            business or other relationship other than
                                            shareholdings, which could, or could reasonably be
                                            perceived to materially interfere with the directors
                                            ability to act with a view to the best interests of
                                            the Corporation.

                                            The Corporation does not have a significant
                                            shareholder with the ability to exercise a majority of
                                            the votes for the election of the Board of Directors.

 4.  (a) Appoint a               Yes        The Corporate Governance Committee, which is required
         committee                          to meet at least once each year, is required to
         responsible for                    identify, review the qualifications of and recommend
         appointment/                       to the Board of Directors possible nominees for the
         assessment of                      Board of Directors to be proposed in management's
         directors                          Information Circular for election or re-election at
                                            each annual meeting of the Corporation and to
                                            identify, review the qualifications of and recommend
                                            to the Board of Directors possible candidates to fill
                                            vacancies on the Board of Directors between annual
                                            meetings.

     (b) Composed                Yes        The Corporate Governance Committee is entirely
         exclusively of                     composed of non-management directors who are unrelated
         non-management                     to the Corporation.
         directors, the
         majority of whom
         are unrelated

 5.  Implement a process         Yes        The Corporate Governance Committee reviews the
     for assessing the                      Corporations governance activities and reviews the
     effectiveness of the                   qualifications of and recommends to the Board of
     Board, its committees                  Directors nominees for re-election at each annual
     and individual                         meeting of the Corporation.
     directors

 6.  Provide orientation         Yes        New Board members receive a director's orientation. As
     and education programs                 well, presentations are from time to time given to the
     for new directors                      Board on legal and other matters applicable to the
                                            Corporation and directors' duties.

                               DOES THE
TSX CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
 7.  Consider reducing size      Yes        A board must have enough directors to carry out its
     of Board, with a view                  duties efficiently, while presenting a diversity of
     to improving                           views and experience. The Board of Directors believes
     effectiveness                          that its present size effectively fulfils this goal.
                                            The size of the Board, at five members, is the same as
                                            last year but smaller than in previous years, and
                                            allows the Board to react more quickly in changing
                                            market conditions. The Corporate Governance Committee
                                            reviews the Board size annually.

 8.  Review compensation of      Yes        The Compensation Committee is comprised of three
     directors in light of                  directors, John M. Clark, C. Thomas Ogryzlo, Robert A.
     risks and                              Quartermain (as of April 26, 2002) and A. Murray
     responsibilities                       Sinclair (from February 21, 2002 until October 24,
                                            2002), all of whom are unrelated directors who are
                                            independent of management. The Compensation Committee
                                            reviews and makes recommendations to the Board of
                                            Directors in respect of the compensation levels for
                                            the directors and executive officers of the
                                            Corporation.

 9.  (a) Committees should       Yes        The Board of Directors has established three
         generally be                       committees: the Audit Committee; the Compensation
         composed of                        Committee; and the Corporate Governance Committee. All
         non-management                     three committees are entirely composed of
         directors                          non-management directors.

     (b) Majority of             Yes        All the members of the Audit Committee, the
         committee members                  Compensation Committee and the Corporate Governance
         should be                          Committee are unrelated directors.
         unrelated

10.  Appoint a committee         Yes        The Corporate Governance Committee consists of three
     responsible for                        directors, John M. Clark, C. Thomas Ogryzlo, Robert A.
     approach to corporate                  Quartermain (as of April 26, 2002) and A. Murray
     governance issues                      Sinclair (from February 21, 2002 until October 24,
                                            2002), all of whom were unrelated directors who were
                                            independent of management of the Corporation. The
                                            Corporate Governance Committee reviews the
                                            Corporation's governance activities and policies and
                                            reviews proposed nominees for the Board of Directors
                                            prior to approval by the Board of Directors.

11.  (a) Define limits to        Yes        The Board of Directors expects management of the
         management's                       Corporation to conduct the business and affairs of the
         responsibilities                   Corporation in accordance with the Corporation's
         by developing                      ongoing strategic plan and to meet or surpass the
         mandates for:                      annual and long-term goals of the Corporation set by
     (i) the Board                          the Board of Directors in consultation with
                                            management. As a part of its annual strategic planning
                                            process, the Board of Directors specifies its
                                            expectations of management both over the next
                                            financial year and in the context of the Corporation's
                                            long-term goals. The Board of Directors will review
                                            management's progress in meeting these expectations at
                                            Board of Director's meetings held at least every
                                            quarter.

                               DOES THE
TSX CORPORATE                 CORPORATION
GOVERNANCE GUIDELINE            ALIGN?                             COMMENTS
--------------------          -----------   ------------------------------------------------------
     (ii) the CEO                Yes        The Board of Directors has delegated the day to day
                                            management of the business and affairs of the
                                            Corporation to the President and Chief Executive
                                            Officer, subject to compliance with the Corporation's
                                            strategic plans.

     (b) Board should            Yes        The Corporation's capital plans are approved from time
         approve CEO's                      to time by the Board of Directors.
         corporate
         objectives

12.  Establish structures        Yes        The Board of Directors believes that adequate
     and procedures to                      structures and processes are in place to facilitate
     enable the board to                    the functioning of the Board of Directors
     function independently                 independently of the Corporation's management. The
     of management                          Audit Committee, the Compensation Committee and the
                                            Corporate Governance Committee are entirely composed
                                            of directors who are unrelated to the Corporation's
                                            management.

13.  (a) Establish an audit      Yes        The Audit Committee is composed of three directors,
         committee with a                   John M. Clark, C. Thomas Ogryzlo, Robert A.
         specifically                       Quartermain (as of April 26, 2002) and A. Murray
         defined mandate                    Sinclair (from February 21, 2002 until October 24,
                                            2002), all of whom are unrelated directors who are
                                            independent of management. The Audit Committee, under
                                            the guidance of the Audit Committee Charter approved
                                            by the Board of Directors, reviews annual and
                                            quarterly financial statements and oversees the annual
                                            audit process, internal accounting controls and the
                                            resolution of issues identified by the Corporation's
                                            external auditor.

     (b) All members should      Yes        All members of the Audit Committee are non-management
         be non-management                  directors.
         directors

14.  Implement a system to       Yes        Individual directors can engage outside advisers.
     enable individual
     directors to engage
     outside advisers, at
     corporation's expense

                                  SCHEDULE "D"
                            AUDIT COMMITTEE CHARTER

I.  RESPONSIBILITIES

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (1) the financial statements, reports and other financial information provided to shareholders, regulators and others, (2) the internal controls that management and the Board have established and (3) the audit, accounting and financial reporting processes generally. In meeting these responsibilities, the Audit Committee will:

    (a) monitor the financial reporting process and internal control system;

    (b) review and appraise the work of the external auditors; and

    (c) provide an open avenue of communication between the external auditors, senior management and the Board of Directors.

The external auditors are accountable to the shareholders through the Audit Committee and the Board of Directors. The Board of Directors, on the recommendation of the Audit Committee, has the ultimate authority and responsibility to evaluate and, where appropriate, recommend to the shareholders the appointment and replacement of the external auditors. The Audit Committee is responsible for ensuring that the external auditors comply with the requirements stipulated in this Charter and satisfying itself of the external auditors' independence.

II. COMPOSITION AND EXPERTISE

The Audit Committee shall be comprised of three or more directors appointed by the Board. Each shall be an independent director free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The following persons shall not be considered independent:

    (a) a director who is employed by the Corporation or any of its affiliates for the current year or any of the preceding three years;

    (b) a director who receives compensation from the Corporation or any of its affiliates during the current or previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

    (c) a director who is a member of the immediate family of an individual who is, or has been in any of the preceding three years, employed by the Corporation or any of its affiliates as an executive officer;

    (d) a director who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Corporation or who has a direct personal business relationship with the Corporation, unless the Board of Directors determines that the relationship does not interfere with the director's exercise of independent judgment after taking into consideration the materiality of the relationship both to the Corporation and to the director and/or the organization with which the director is affiliated;

    (e) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's board of directors.

Notwithstanding this requirement for the Audit Committee to be composed solely of independent directors, one director who is not independent as set out above, may be appointed to the Audit Committee if the Board of Directors, under exceptional and limited circumstances, if the Board determines that membership on the Audit Committee by the individual is required in the best interests of the Corporation.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements or must be able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background.

The members of the Committee shall be elected annually by the Board at the first meeting of the Board following the annual general meeting. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and with the external auditors in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee should meet with the external auditors and management quarterly to review the Corporation's financial statements. The Committee shall submit the minutes of all meetings of the Committee to, and, when requested discuss the matters discussed at each Committee meeting with, the Board of Directors of the Corporation.

IV. SPECIFIC DUTIES

In order to carry out its responsibilities and duties the Audit Committee shall:

    DOCUMENT REVIEW

 1. Review and reassess the adequacy of this Charter, at least annually.

 2. Review the Corporation's annual and quarterly financial statements and recommend their acceptance to the Board of Directors prior to their filing or public release. The Audit Committee shall determine whether the financial statements are complete, reliable and consistent, and fairly and accurately state the financial results and condition of the Corporation, and are in accordance with the relevant generally accepted accounting principles (GAAP).

 3. Review prior to their release any reports or other financial information submitted to any securities regulator, stock exchange or other authority, to the shareholders or the public, including any certification, report, prospectus, opinion or review rendered by the external auditors.

 4. Review the compliance with any policies and reports received from regulators.

    EXTERNAL AUDITORS

 5. Recommend to the Board of Directors the selection and, if necessary, the replacement of external auditors, after considering independence and effectiveness, and approve the scope of their engagement and the fees and other compensation to be paid to the external auditors.

 6. On an annual basis, obtain from the external auditors a formal written statement delineating all relationships between the auditors and the Corporation, and determine that they satisfy the requirements of the S.E.C. Independence Standards Board Standard No.1.

 7. On an annual basis, review and discuss with the external auditors all significant relationships or services that may impact the auditors' independence and objectivity.

 8. Review the performance of the external auditors and approve any proposed discharge of the external auditors when circumstances warrant, recognizing the auditor's ultimate accountability to the shareholders.

 9. Periodically consult with the external auditors out of the presence of management about internal controls and the fullness and accuracy of the financial statements.

    FINANCIAL REPORTING PROCESSES

 10. In consultation with the external auditors, review the scope and integrity of the financial reporting processes.

 11. Consider the external auditors' judgments about the quality and appropriateness of the accounting principles as applied in the Corporation's financial reporting.

 12. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the external auditors or management or determined by the Audit Committee.

 13. Monitor the risks that are germane to the Corporation and to the industry in which it operates including hedging, derivative trading, inventory valuation and environmental concerns.

    PROCESS IMPROVEMENT

 14. Establish a system of reporting to the Audit Committee by each of management and the external auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

 15. Following completion of the annual audit, review separately with each of management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

 16. Review any disagreement between management and the external auditors in connection with the preparation of the financial statements.

 17. Review with the external auditors and management the extent to which changes or improvements in financial or accounting practices, have been implemented.

    LEGAL COMPLIANCE

 18. Ensure that management has the proper review system in place so that the Corporation's financial statements, reports and other financial information satisfy all legal and regulatory requirements.

 19. Review the qualifications of the accounting and financial personnel.

 20. Review, with the Corporation's counsel, any legal or regulatory matter that could have a material impact on the Corporation's financial statements.

    GENERAL

 21. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and retain independent counsel, accountants or other advisors to assist it in the conduct of any such investigation.

 22. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                     PROXY
                  SOLICITED BY MANAGEMENT OF VISTA GOLD CORP.
            FOR THE 2003 ANNUAL GENERAL MEETING OF VISTA GOLD CORP.

    The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Ronald J. McGregor, or failing him John F. Engele, or failing either of
them                                 as the proxyholder for and on behalf of the
undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) in Vancouver, British Columbia, on Friday, May 2, 2003 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Information and Proxy Circular, both dated March 25, 2003 (the "Circular").

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1. To elect the following persons as directors of the Corporation until the next annual general meeting:

        Ronald J. McGregor..............  FOR / /     WITHHOLD / /

        John M. Clark...................  FOR / /     WITHHOLD / /

        C. Thomas Ogryzlo...............  FOR / /     WITHHOLD / /

        Michael B. Richings.............  FOR / /     WITHHOLD / /

        Robert A. Quartermain...........  FOR / /     WITHHOLD / /

2. To appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor of the Corporation until the next annual general meeting and authorize the directors to fix the remuneration to be paid to the auditor.

                                          FOR / /     WITHHOLD / /

3. To approve an ordinary resolution to authorize an amendment to the Corporation's Stock Option Plan to increase the maximum number of common shares issuable on the exercise of stock options by 775,000 common shares, from 225,000 common shares to 1,000,000 common shares, the full text of which resolution is set out in Schedule "A" to the Circular.

                                          FOR / /     AGAINST / /

EXECUTED on the ______ day of ________________________ , 2003.

-------------------------------------------            --------------------------
Signature of Shareholder (or Authorized                Number of Common Shares
Attorney or Signatory on behalf of Shareholder)        Held

--------------------------------------------------------------------------
Name of Shareholder (please print clearly)

--------------------------------------------------------------------------
Address

--------------------------------------------------------------------------
City/Province

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

                                 INSTRUCTIONS:

1. The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND EITHER OF RONALD J. MCGREGOR OR JOHN
    F. ENGELE IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2. YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSONS NAMED IN THIS PROXY BY STRIKING OUT THEIR NAMES AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3. THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO: (A) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND (B) OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. NO MATTERS OTHER THAN THOSE STATED IN THE ATTACHED NOTICE OF MEETING ARE, AT PRESENT, KNOWN TO BE CONSIDERED AT THE MEETING BUT, IF SUCH MATTERS SHOULD ARISE, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER VOTING BY PROXY, OR, FAILING SUCH INSTRUCTIONS, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXYHOLDER.

4. In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5. This proxy may not be used at the Meeting unless it is deposited at the office of Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department before 10:00 a.m., Vancouver time, on Wednesday, April 30, 2003, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.